GE INSTITUTIONAL FUNDS

Money Market Fund

Supplement Dated April 9, 2014

To the Statutory Prospectus Dated January 28, 2014, as supplemented on February 5, 2014

and

To the Summary Prospectus and Statement of Additional Information Dated January 28, 2014

Money Market Fund

At a meeting held on April 1, 2014, the Board of Trustees of the GE Institutional Funds (the “Trust”) approved a plan of dissolution, liquidation and termination of the Money Market Fund (the “Fund”), a series of the Trust. As a result, the plan will be implemented to liquidate the assets of the Fund and to cease the Fund’s operations after the proceeds are paid to remaining shareholders. The liquidation of the Fund is expected to occur on or about June 30, 2014 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date.

This supplement should be retained with your Prospectus, Summary Prospectus and/or

Statement of Additional Information for future reference.